Exhibit 3.2

                              Amended and Restated
                                     Bylaws




                                       OF



                              PILLOWTEX CORPORATION



                   (with Amendments through November 6, 2000)

                                TABLE OF CONTENTS

                                   ARTICLE I


OFFICES

     Section 1      Principal Office.............................................................  1
     Section 2      Other Offices................................................................  1


                                  ARTICLE: II

SHAREHOLDERS

     Section 1      Time and Place of Meetings...................................................  1
     Section 2      Annual Meetings..............................................................  1
     Section 3      Special Meetings.............................................................  1
     Section 4      Notice.......................................................................  1
     Section 5      Closing of Share Transfer Records and
                    Fixing Record Dates for Matters Other
                    than Consents to Action......................................................  2
     Section 6      Fixing Record Dates for Consents to Action...................................  2
     Section 7      List of Shareholders.........................................................  2
     Section 8      Quorum.......................................................................  2
     Section 9      Order of Business............................................................  3
     Section 10     New Business.................................................................  3
     Section 11     Voting.......................................................................  4
     Section 12     Action by Consent............................................................  5
     Section 13     Presence at Meetings by Means of
                    Communications Equipment.....................................................  5


                                  ARTICLE III

DIRECTORS

     Section 1      Powers.......................................................................  6
     Section 2      Number, Election and Terms of Directors;
                    Board Action.................................................................  6
     Section 3      Resignations.................................................................  6
     Section 4      Shareholder Nomination of Director
                    Candidates...................................................................  6
     Section 5      Removal......................................................................  7
     Section 6      Vacancies....................................................................  7
     Section 7      Place of Meetings............................................................  8
     Section 8      Annual Meetings..............................................................  8
     Section 9      Regular Meetings.............................................................  8
     Section 10     Special Meetings.............................................................  8
     Section 11     Quorum and Voting............................................................  8

     Section 12     Committees of the Board of Directors.........................................  9
     Section 13     Action by Unanimous Consent..................................................  9
     Section 14     Presence at Meetings by Means of
                    Communications Equipment.....................................................  9


                                  ARTICLE IV


NOTICES

     Section 1      Form of Notice...............................................................  9
     Section 2      Waiver.......................................................................  9
     Section 3      When Notice Unnecessary......................................................  10


                                   ARTICLE V

OFFICERS

     Section 1      General......................................................................  10
     Section 2      Election.....................................................................  10
     Section 3      Chairman of the Board........................................................  10
     Section 4      President....................................................................  11
     Section 5      Division Presidents..........................................................  11
     Section 6      Vice Presidents..............................................................  11
     Section 7      Assistant Vice Presidents....................................................  11
     Section 8      Secretary....................................................................  12
     Section 9      Assistant Secretaries........................................................  12
     Section 10     Treasurer....................................................................  12
     Section 11     Assistant Treasurers.........................................................  12
     Section 12     Bonding......................................................................  13


                                  ARTICLE VI

CERTIFICATES REPRESENTING SHARES

     Section 1      Form of Certificates.........................................................  13
     Section 2      Lost certificates............................................................  13
     Section 3      Transfer of Shares...........................................................  13
     Section 4      Registered Shareholders......................................................  14


                                 ARTICLE: VII

INDEMNIFICATION

     Section 1      General......................................................................  14
     Section 2      Insurance....................................................................  14

                                 ARTICLE VIII

GENERAL PROVISIONS

     Section 1      Distributions and Share Dividends............................................  15
     Section 2      Reserves.....................................................................  15
     Section 3      Fiscal Year..................................................................  15
     Section 4      Seal.........................................................................  15
     Section 5      Resignation..................................................................  15


                                  ARTICLE IX

     AMENDMENTS TO BYLAWS........................................................................  16

                                   ARTICLE I

                                    OFFICES

     Section 1. Principal Office. The principal office of the Corporation shall be in Dallas County, Texas, or such other county as the Board of Directors may from time to time designate.

     Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Texas as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                  ARTICLE II

                                 SHAREHOLDERS

     Section 1. Time and Place of Meetings. Meetings of the shareholders shall be held at such time and at such place, within or without the State of Texas, as shall be determined by the Board of Directors.

     Section 2. Annual Meetings. Annual meetings of shareholders shall be held on such date and at such time as shall be determined by the Board of Directors. At each annual meeting the shareholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

     Section 3. Special Meetings. Special meetings of the shareholders may be called at any time by the Chief Executive Officer or the Board of Directors, and shall be called by the Chief Executive Officer, the President or the Secretary at the request in writing of the holders of not less than fifty percent (50%) of the voting power represented by all the shares issued, outstanding and entitled to be voted at the proposed special meeting, unless the Articles of Incorporation provide for a different percentage, in which event such provision of the Articles of Incorporation shall govern. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at special meetings shall be confined to the purposes stated in the notice of the meeting.

     Section 4. Notice. Written or printed notice stating the place, day and hour of any shareholders' meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chief Executive officer, President, Secretary or the officer or person calling the meeting, to each shareholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the shareholder at his address as it appears on the share transfer records of the Corporation.

     Section 5. Closing of Share Transfer Records and Fixing Record Dates for Matters other than Consents to Action. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any distribution or share dividend, or in order to make a determination of shareholders for any other proper purpose (other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting of shareholders), the Board of Directors of the Corporation may provide that the share transfer records shall be closed for a stated period but not to exceed, in any case, 60 days. If the share transfer records shall be closed for the purpose of determining shareholders, such records shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the share transfer records, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days and, in the case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer records are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a distribution other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 5, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of share transfer records and the stated period of closing has expired.

     Section 6. Fixing Record Dates for Consents to Action. Unless a record date shall have previously been fixed or determined pursuant to this Section 6, whenever action by shareholders is proposed to be taken by consent in writing without a meeting of shareholders, the Board of Directors may fix a record date for the purpose of determining shareholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and the prior action of the Board of Directors is not required by the Texas Business Corporation Act (herein called the "Act"), the record date for determining shareholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation as provided in Section 12 of this Article II. Delivery shall be by hand or by certified or registered mail, return receipt requested. Delivery to the Corporation's principal place of business shall be addressed to the Chief Executive Officer of the Corporation. If no record date shall have been fixed by the Board of Directors and prior action of the Board of Directors is required by the Act, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts a resolution taking such prior action.

     Section 7. List of Shareholders. The officer or agent of the Corporation having charge of the share transfer records for shares of the corporation shall make, at least ten days before each meeting of the shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of voting shares held by each, which list, for a period of ten days prior to such meeting, shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder at any time during the usual business hours of the Corporation. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share transfer records shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer records or to vote at any meeting of shareholders. Failure to comply with the requirements of this Section 7 shall not affect the validity of any action taken at such meeting.

     Section 8. Quorum. With respect to any matter, a quorum shall be present at a meeting of shareholders if the holders of shares having a majority of the voting power represented by all issued and outstanding shares entitled to vote on that matter are present in person or represented by proxy, unless otherwise provided by the Articles of Incorporation in accordance with the Act.

Once a quorum is present at a meeting of shareholders, the shareholders represented in person or by proxy at the meeting may conduct such business as may properly be brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any shareholder or the refusal of any shareholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting. If, however, a quorum shall not be present at any meeting of shareholders, the shareholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting, without notice (other than announcement at the meeting at which the adjournment is taken of the time and place of the adjourned meeting), until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at such meeting until a quorum shall be present. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed.

     Section 9. Order of Business. The order of business at annual meetings of shareholders and, so far as practicable, at other meetings of shareholders shall be determined by the Chief Executive Officer.

     Section 10. New Business. At an annual meeting of shareholders, only such new business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the annual meeting. For any new business proposed by the Board of Directors to be properly brought before the annual meeting, such new business shall be approved by the Board of Directors and shall be stated in writing and filed with the Secretary of the Corporation at least five days before the date of the annual meeting, and all business so approved, stated and filed shall be considered at the annual meeting. Any shareholder may make any other proposal at the annual meeting, but unless properly brought before the annual meeting such proposal shall not be acted upon at the annual meeting. For a proposal to be properly brought before an annual meeting by a shareholder, the shareholder must have given proper and timely notice thereof in writing to the Secretary of the Corporation as specified herein. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the date that corresponds to 120 days prior to the date the Corporation's proxy statement was released to shareholders in connection with the previous year's annual meeting of shareholders. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal, (c) the class and number of shares of the stock that are held of record, beneficially owned and represented by proxy on the date of such shareholder notice and on the record date of the meeting (if such date shall have been made publicly available) by the shareholder and by any other shareholders known by such shareholder to be supporting such proposal on such dates, (d) any financial interest of the shareholder in such proposal and (e) all other information that would be required to be filed with the Securities and Exchange Commission if, with respect to any such item of business, such shareholder or shareholders were participants in a solicitation subject to
Section 14 of the Securities Exchange Act of 1934, as amended.

     The Board of Directors may reject any shareholder proposal not made strictly in accordance with the terms of this Section 10. Alternatively, if the Board of Directors fails to consider the validity of any shareholder proposal, the presiding officer of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that the shareholder proposal was not made in strict accordance with the terms of this Section 10 and, if he should so determine, he shall so declare at the annual meeting and any such business or proposal not properly brought before the annual meeting shall not be acted upon at the annual meeting. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees of the Board of Directors but, in connection with such reports, no new business shall be acted upon at such annual meeting unless stated, filed and received as herein provided.

     Section 11. Voting. When a quorum is present at any meeting, the vote of the holders of a majority of the shares entitled to vote on a matter, present in person or represented by proxy at such meeting, shall decide such matter brought before such meeting and shall be the act of the shareholders, unless the vote of a greater number is required by the Act, the Articles of Incorporation or these Bylaws. Unless otherwise provided in the Articles or Incorporation or these Bylaws in accordance with the Act, directors of the Corporation shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.

     At every meeting of the shareholders, each shareholder shall be entitled to such number of votes, in person or by proxy, for each share having voting power held by such shareholder, as is specified in the Articles of Incorporation (including the resolution of the Board of Directors (or a committee thereof) creating such shares, except to the extent that the voting rights of the shares of any class or series are limited or denied by the Articles of Incorporation. At each election of directors, every shareholder shall be entitled (a) to cast, in person or by proxy, the number of votes to which the shares owned by him are entitled for as many persons as there are directors to be elected and for whose election he has a right to vote or (b) unless prohibited by the Articles of Incorporation and subject to the immediately succeeding sentence of this paragraph, to cumulate the votes to which the shares owned by him are entitled by giving one candidate as many votes as the number of such directors multiplied by the shares owned by him shall equal or by distributing such votes on the same principle among any number of such candidates. Cumulative voting shall not be allowed in an election of directors unless a shareholder who intends to cumulate his votes shall have given written notice of such intention to the Secretary of the Corporation on or before the day preceding the election at which such shareholder intends to cumulate his votes; all shareholders entitled to vote cumulatively may cumulate their votes if any shareholder gives such written notice. Every proxy shall be in writing and be executed by the shareholder. A telegram, telex, cablegram or similar transmission by the shareholder, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the shareholder, shall be treated as an execution in writing for the purposes of this Section 11. No proxy shall be valid after 11 months from the date of its execution unless otherwise provided therein. Each proxy shall be revocable unless (i) the proxy form conspicuously states that the proxy is irrevocable and (ii) the proxy is coupled with an interest, as defined in the Act and other Texas law.

     Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe or, in the absence of such provision, as the board of directors of such corporation may determine.

     Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name as trustee.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without being transferred into his name, if such authority is contained in an appropriate order of the court that appointed the receiver.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Treasury shares, shares of the Corporation's stock owned by another corporation the majority of the voting stock of which is owned or controlled by the Corporation, and shares of its own stock held by the Corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

     Section 12. Action by Consent. Unless otherwise limited by the Act or the Articles of Incorporation, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the action that is the subject of the consent.

     In addition, if the Articles of Incorporation so provide, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting, without prior notice, and without a vote if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.

     Every written consent signed by the holders of less than all the shares entitled to vote with respect to the action that is the subject of the consent shall bear the date of signature of each shareholder who signs the consent. No written consent signed by the holders of less than all the shares entitled to vote with respect to the action that is the subject of the consent shall be effective to take the action that is the subject of the consent unless, within 60 days after the date of the earliest dated consent delivered to the Corporation as set forth below in this Section 12, the consent or consents signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered to the Corporation by delivery to its registered office, registered agent, principal place of business, transfer agent, registrar, exchange agent or an officer or agent of the Corporation having custody of the records in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or certified or registered mail, return receipt requested. Delivery to the Corporation's principal place of business shall be addressed to the Chief Executive Officer of the Corporation.

     A telegram, telex, cablegram or similar transmission by a shareholder, or a photographic, photostatic, facsimile or similar reproduction of a writing signed by a shareholder, shall be regarded as signed by the shareholder for the purposes of this Section 12.

     Section 13. Presence at Meetings by Means of Communications Equipment. Shareholders may participate in and hold a meeting of the shareholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 13 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE III

                                   DIRECTORS

     Section 1. Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which shall have and may exercise all powers of the Corporation and take all lawful acts as are not by the Act, the Articles of Incorporation or these Bylaws directed or required to be exercised or taken by the shareholders.

     Section 2. Number, Election and Terms of Directors; Board Action. The number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors. Commencing with the first shareholders' meeting after adoption of these Restated Bylaws at which directors are elected, the directors shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the 1995 annual meeting of shareholders, the term of office of the second class to expire at the 1996 annual meeting of shareholders and the term of office of the third class to expire at the 1997 annual meeting of shareholders, with each director to hold office until his or her successor shall been duly elected and qualified. At each annual meeting of shareholders, commencing with the 1995 annual meeting, (i) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election, with each director to hold office until his or her successor shall been duly elected and qualified and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

     Section 3. Resignations. Any director may resign at any time by giving written notice of his resignation to the Corporation, effective at the time specified therein or, if not specified, immediately upon its receipt by the Corporation. Unless otherwise specified in the notice, acceptance of a resignation shall not be necessary to make it effective.

     Section 4. Shareholder Nomination of Director Candidates. If a person is to be elected to the Board of Directors because of a vacancy existing on the Board, nomination shall be made only by the Board of Directors or of a nominating committee of the Board of Directors (the Board of Directors as a whole or such committee of the Board being referred to herein as the "nominating committee") pursuant to the affirmative vote of the majority of the entire membership of the nominating committee. The nominating committee shall also make nominations for the directors to be elected by the shareholders of the Corporation at an annual meeting of the shareholders as provided in this Section 4.

     Only persons nominated in accordance with the procedures set forth in this
Section 4 shall be eligible for election as directors at an annual meeting. The nominating committee shall select the management nominees for election as directors. Except in the case of a nominee substituted as a result of the death, incapacity, disqualification or other inability to serve as a management nominee, the nominating committee shall deliver written nominations to the Secretary at least 30 days prior to the date of the annual meeting. Management nominees substituted as a result of the death, incapacity, disqualification or other inability to serve as a management nominee shall be delivered to the Secretary as promptly as practicable, provided the nominating committee selects the management nominees, no nominees for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by shareholders are made in accordance with the provisions of this Section 4. Ballots bearing the names of all the persons nominated for election as directors at an annual meeting in accordance with the procedures set forth in this Section 4 by the nominating committee and by shareholders shall be provided for use at the annual meeting. However, except in the case of a management nominee substituted as a result of the death, incapacity, disqualification or other inability to serve as a management nominee, if the nominating committee shall fail or refuse to nominate a slate of directors at least 30 days prior to the date of the annual meeting, nominations for directors may be made at the annual meeting by any shareholder entitled to vote and shall be voted upon. No person shall be elected as a director of the Corporation unless nominated in accordance with the terms set forth in this Section 4.

     Nominations of individuals for election to the Board of Directors of the Corporation at an annual meeting of shareholders may be made by any shareholders of the Corporation entitled to vote for the election of directors at that meeting who complies with the procedures set forth in this section 4. To be timely, a shareholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the corporation not less than 50 days prior to the date of the annual meeting of shareholders nor more than 60 days prior to the date of such annual meeting; provided, however, that if less than 50 days' notice or prior public disclosure of the date of the annual meeting is given or made, notice by the shareholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of
(a) the day on which such notice of the date of the annual meetings was mailed or (b) the day on which such public disclosure was made. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the classes and number of shares of capital stock of the Corporation that are owned of record and beneficially owned by such person on the date of such notice and (D) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Section 14 under the Securities Exchange Act of 1934, as amended; and (ii) as to the shareholder giving the notice (A) the name and address, as they appear on the Corporation's books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees and (B) the classes and number of shares of capital stock of the Corporation that are owned of record and beneficially owned by such shareholder on the date of such notice and by any others known by such shareholder to be supporting such nominees on the date of such notice.

     The Board of Directors may reject any nomination by a shareholder not made in strict accordance with the terms of this Section 4. Alternatively, if the Board of Directors fails to consider the validity of any nominations by a shareholder, the presiding officer of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in strict accordance with the terms of this Section 4, and, if he should so determine, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

     Section 5. Removal. Any director may be removed, with cause, at any time, by the affirmative vote by written ballot of 80% of the voting interest of the shareholders of record of the Corporation entitled to vote, given at an annual meeting or at a special meeting of the shareholders called for that purpose. The vacancy in the Board of Directors caused by any such removal shall be filled by the Board of Directors as provided in section 6 of this Article III.

     Section 6. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled only by a majority of the directors then in office though less than a quorum or by a sole remaining director; provided that the directors may not fill more than two such directorships during any period between two successive annual meetings of shareholders. Directors so chosen shall hold office until the annual meeting next after their election or until their successors are elected and qualified, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by the Act.

     Section 7. Place of Meetings. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Texas.

     Section 8. Annual Meetings. The first meeting of each newly elected Board of Directors shall be held, without further notice, immediately following the annual meeting of shareholders at the same place, unless by the majority vote or unanimous consent of the directors then elected and serving, such time or place shall be changed.

     Section 9. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place as the Board of Directors may determine.

     Section 10. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chief Executive Officer and shall be called by the Secretary on the written request of a majority of the incumbent directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by such person or persons. Notice of any special meeting shall be given at least 24 hours previous thereto if given either personally (including written notice delivered personally or telephone notice) or by telex, telecopy, telegram or other means of immediate communication, and at least 72 hours previous thereto if given by written notice mailed or otherwise transmitted to each director at the address of his business or residence. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Any director may waive notice of any meeting, as provided in Section 2 of Article IV of these Bylaws. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 11. Quorum and Voting. At all meetings of the Board of Directors, the presence of a majority of the number of directors fixed in the manner provided in Section 2 of this Article III shall constitute a quorum for the transaction of business, unless a different number or portion is required by law, the Articles of Incorporation or these Bylaws. At all meetings of committees of the Board of Directors (if one or more be designated in the manner described in Section 12 of this Article ITT) the presence of a majority of the number of directors fixed from time to time by resolution of the Board of Directors to serve as members of such committees shall constitute a quorum for the transaction of business. The affirmative vote of at least a majority of the directors present and entitled to vote at any meeting of the Board of Directors or a committee of the Board of Directors at which there is a quorum shall be the act of the Board of Directors or the committee, except as may be otherwise specifically provided by the Act, the Articles of Incorporation or these Bylaws. Directors may not vote by proxy at any meeting of the Board of Directors. Directors with an interest in a business transaction of the corporation and directors who are directors or officers or have a financial interest in any other corporation, partnership, association or other organization with which the Corporation is transacting business may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee of the Board of Directors to authorize such business transaction. If a quorum shall not be present at any meeting of the Board of Directors or a committee thereof, a majority of the directors present thereat may adjourn the meeting, without notice other than announcement at the meeting, until such time and to such place as may be determined by such majority of directors, until a quorum shall be present.

     Section 12. Committees of the Board of Directors. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate from among its members one or more committees, each of which shall be composed of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in the resolution of the Board of Directors designating the committee or in the Articles of Incorporation or these Bylaws, shall have and may exercise all of the authority of the Board of Directors of the Corporation, except where action of the Board of Directors is required by the Act or by the Articles of Incorporation. Any member of a committee of the Board of Directors may be removed, for or without cause, by the affirmative vote of a majority of the whole Board of Directors. If any vacancy or vacancies occur in a committee of the Board of Directors caused by death, resignation, retirement, disqualification, removal from office or otherwise, the vacancy or vacancies shall be filled by the affirmative vote of a majority of the whole Board of Directors. Such committee or committees shall have such name or names as may be designated by the Board of Directors and shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

     Section 13. Action by Unanimous Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent, setting forth the action so taken, is signed by all the members of the Board of Directors or the committee, as the case may be, and such written consent shall have the same force and effect as a unanimous vote at a meeting of the Board of Directors.

     Section 14. Presence at Meetings by Means of Communications Equipment. Members of the Board of Directors of the Corporation or any committee designated by the Board of Directors, may participate in and hold a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 14 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                                   ARTICLE IV

                                    NOTICES

     Section 1. Form of Notice. Whenever under the provisions of the Act, the Articles of Incorporation or these Bylaws, notice is required to be given to any director or shareholder, and no provision is made as to how such notice shall be given, it shall not be construed to mean personal notice exclusively, but any such notice may be given in writing, by mail, postage prepaid, or by telex, telecopy or telegram or other means of immediate communication, addressed or transmitted to such director or shareholder at such address as appears on the books of the Corporation. Any notice required or permitted to be given by mail shall be deemed to be given at the time when the same be thus deposited, postage prepaid, in the United States mail as aforesaid. Any notice required or permitted to be given by telex, telecopy, telegram or other means of immediate communication shall be deemed to be given at the time of actual delivery.

     Section 2. Waiver. Whenever under the provisions of the Act, the Articles of Incorporation or these Bylaws, any notice is required to be given to any director or shareholder of the

Corporation, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, shall be equivalent to the giving of such notice.

     Section 3. When Notice Unnecessary. Whenever, under the provisions of the Act, the Articles of Incorporation or these Bylaws, any notice is required to be given to any shareholder, such notice need not be given to the shareholder if:

     (a) notice of two consecutive annual meetings and all notices meetings held during the period between those annual, if any, or

     (b) all (but in no event less than two) payments (if sent by class mail) of distributions or interest on during a 12-month period, have been mailed to that person, addressed at his address as shown on the records of the Corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given. If such a person delivers to the Corporation a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.


                                   ARTICLE V

                                   OFFICERS

     Section 1. General. The elected officers of the Corporation shall be a President and a Secretary. The Board of Directors may also elect or appoint a Chairman of the Board, a Chief Executive Officer, one or more Division Presidents, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers as may be deemed necessary, all of whom shall also be officers. Two or more offices may be held by the same person.

     Section 2. Election. The Board of Directors shall elect the officers of the Corporation at each annual meeting of the Board of Directors. The Board of Directors may appoint such other officers and agents as it shall deem necessary and shall determine the salaries of all officers and agents from time to time. The officers shall hold office until their successors are chosen and qualified. No officer need be a member of the Board of Directors except the Chairman of the Board, if one be elected. Any officer elected or appointed by the Board of Directors may be removed, with or without cause, at any time by a majority vote of the whole Board. Election or appointment of an officer or agent shall not of itself create contract rights.

     Section 3. Chairman of the Board and Chief Executive Officer. The Chairman of the Board shall preside, when present, at all meetings of shareholders and at all meetings of the Board of Directors and shall perform such other duties as may be assigned to him by the Board of Directors. The Chairman of the Board shall be the highest ranking officer of the Corporation.

     The Chief Executive Officer of the Corporation, which may be the Chairman of the Board if the Board of Directors so determines, shall have general and active control of all its business, in each case subject to the provisions of these Bylaws. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors, and the shareholders are carried into effect. The Chief Executive Officer shall rank higher than all other officers of Corporation, except for the Chairman of the Board. In the absence of a Chairman of the Board, the Chief Executive Officer shall be the highest ranking officer of the Corporation, and shall have the duties and responsibilities, and the authority and power, of the Chairman of the Board.

     Each of the Chairman of the Board and the Chief Executive Officer shall have general authority to execute bonds, deeds and contracts in the name of the Corporation and affix the corporate seal thereto; to sign stock certificates; to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require, subject to the provisions of these Bylaws; to remove or suspend any employee or agent who shall have been employed or appointed under his authority or under authority of an officer subordinate to him; to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to him; and, in general, to exercise all of the powers and authority usually appertaining to an officer of a corporation holding such office, except as otherwise provided in these Bylaws.

     Section 4. President. In the absence of a Chairman of the Board and a Chief Executive Officer, the President shall be the highest ranking officer of the Corporation, and shall have the duties and responsibilities, and the authority and power, of the Chairman of the Board and Chief Executive Officer. The President shall be the Chief Operating Officer of the Corporation and as such shall have, subject to review and approval of the Chairman of the Board and the Chief Executive Officer, in each case if one be elected, the responsibility for the operation of the Corporation.

     Section 5. Division Presidents. In the absence of a Chief Executive Officer and a President or in the event of their inability or refusal to act, each Division President shall perform the duties of the Chief Executive Officer or the President with respect to matters affecting his respective division, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer or the President. Each Division President shall be the Chief Operating Officer of his respective division and shall have, subject to the review and approval of the Chief Executive Officer and the President, in each case if one be elected, the responsibilities for the operations of such division and shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the Chief Operating Officer may from time to time prescribe.

     Section 6. Vice Presidents. In the absence of a President and Division Presidents or in the event of their inability or refusal to act, the Vice President, if any (or in the event there be more than one, the Vice Presidents in the order designated or, in the absence of any designation, then in the order of their election), shall perform the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice President shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President may form time to time prescribe. The Vice President in charge of finance, if any, shall also perform the duties and assume the responsibilities described in Section 10 of this Article for the Treasurer, and shall report directly to the Chief Executive Officer of the Corporation.

     Section 7. Assistant Vice Presidents. In the absence of a Vice President or in the event of his inability or refusal to act, the Assistant Vice President, if any (or, if there be more than one, the Assistant Vice Presidents in the order designated or, in the absence of any designation, then in the order of their election), shall perform the duties and exercise the powers of that Vice President, and shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer, the Chief Operating Officer or the Vice President under whose supervision he is appointed may from time to time prescribe.

     Section 8. Secretary. The Secretary shall attend and record minutes of the proceedings of all meetings of the Board of Directors and any committees thereof and all meetings of the shareholders. He shall file the records of such meetings in one or more books to be kept by him for that purpose. Unless the Corporation has appointed a transfer agent or other agent to keep such a record, the Secretary shall also keep at the Corporation's registered office or principal place of business a record of the original issuance of shares issued by the Corporation and a record of each transfer of those shares that have been presented to the Corporation for registration of transfer. Such records shall contain the names and addresses of all past and current shareholders of the Corporation and the number and class of shares issued by the Corporation held by each of them. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall keep and account for all books, documents, papers and records of the Corporation except those for which some other officer or agent is properly accountable. He shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of the secretary of a corporation.

     Section 9. Assistant Secretaries. In the absence of the Secretary or in the event of his inability or refusal to act, the Assistant Secretary, if any (or, if there be more than one, the Assistant Secretaries in the order designated or, in the absence of any designation, then in the order of their election), shall perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe.

     Section 10. Treasurer. The Treasurer, if any (or the Vice President in charge of finance, if one be elected), shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as. shall be satisfactory to the Board or Directors for the faithful performance of the duties of his office and for the restoration of the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation. The Treasurer shall be under the supervision of the Vice President in charge of finance, if any, and he shall perform such other duties as may be prescribed by the Board of Directors, the Chief Executive Officer or any such Vice President in charge of finance.

     Section 11. Assistant Treasurers. In the absence of the Treasurer or in the event of his inability or refusal to act, the Assistant Treasurer, if one be elected (or, if there shall be more than one, the Assistant Treasurers in the order designated or, in the absence of any designation, then in the order of their election), shall perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive officer or the Treasurer may from tine to time prescribe.

     Section 12. Bonding. If required by the Board of Directors, all or certain of the officers shall give the Corporation a bond, in such form, in such sum and with such surety or sureties as shall be satisfactory to the Board, for the faithful performance of the duties of their office and for the restoration to the Corporation, in case of their death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation.


                                  ARTICLE VI

                       CERTIFICATES REPRESENTING SHARES

     Section 1. Form of Certificates. The Corporation shall deliver certificates representing all shares to which shareholders are entitled. Certificates representing shares of the Corporation shall be in such form as shall be approved and adopted by the Board of Directors and shall be numbered consecutively and entered in the share transfer records of the Corporation as they are issued. Each certificate shall state on the face thereof that the Corporation is organized under the laws of the State of Texas, the name of the registered holder, the number and class of shares, and the designation of the series, if any, which said certificate represents, and either the par value of the shares or a statement that the shares are without par value. Each certificate shall also set forth on the back thereof a full or summary statement of matters required by the Act or the Articles of Incorporation to be described on certificates representing shares, and shall contain a conspicuous statement on the face thereof referring to the matters set forth on the back thereof. Certificates shall be signed by the Chairman of the Board, the Chief Executive Officer, President or any Vice President and the Secretary or any Assistant Secretary, and may be sealed with the seal of the Corporation. Either the seal of the Corporation or the signatures of the Corporation's officers or both may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates, shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed the certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

     Section 2. Lost Certificates. The Corporation may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing the issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of the lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such form; in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 3. Transfer of Shares. Shares of stock shall be transferable only on the share transfer records of the Corporation by the holder thereof in person or by his duly authorized attorney. Subject to any restrictions on transfer set forth in the Articles of Incorporation, these Bylaws or any agreement among shareholders to which this Corporation is a party or has notice, upon surrender to the Corporation or to the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 4. Registered Shareholders. Except as otherwise provided in the Act or other Texas law, the Corporation shall be entitled to regard the person in whose name any shares issued by the Corporation are registered in the share transfer records of the Corporation at any particular time (including, without limitation, as of the record date fixed pursuant to Section 5 or Section 6 of
Article II hereof) as the owner of those shares and, accordingly. shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.


                                  ARTICLE VII

                                INDEMNIFICATION

     Section 1. General. The Corporation shall indemnify persons who are or were directors or officers of the Corporation both in their capacities as directors and officers of the Corporation and, if serving at the request of the Corporation as a director, officer, trustee, employee, agent or similar functionary of another foreign or domestic corporation, trust, partnership, joint venture, sole proprietorship, employee benefit plan or other enterprise, in each of those capacities, against any and all liability and reasonable expense that may be incurred by them in connection with or resulting from (a) any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (collectively, a "Proceeding"), (b) an appeal in such a Proceeding or (c) any inquiry or investigation that could lead to such a Proceeding, all to the full extent permitted by Article 2.02-1 of the Act. The Corporation shall pay or reimburse, in advance of the final disposition of the Proceeding, to all persons who are or were directors or officers of the corporation all reasonable expenses incurred by such persons who were, are or are threatened to be made named defendants or respondents in a Proceeding to the full extent permitted by Article 2.02-1 of the Act. The Corporation shall indemnify persons who are or were employees or agents (other than directors or officers) of the Corporation, or persons who are not or were not employees or agents of the Corporation but who are or were serving at the request of the Corporation as directors, officers, trustees, employees, agents or similar functionaries of another foreign or domestic corporation, trust, partnership, joint venture, sole proprietorship, employee benefit plan or other enterprise (collectively, along with the directors and officers of the Corporation, such persons are referred to herein as "Corporate Functionaries") against any and all liability and reasonable expense that may be incurred by them in connection with or resulting from (a) any Proceeding, (b) an appeal in such a Proceeding or (c) any inquiry or investigation that could lead to such a Proceeding, all to the full extent permitted by Article 2.02-1 of the Act. The rights of indemnification provided for in this Article vii shall be in addition to all rights to which any corporate Functionary may be entitled under any agreement or vote of shareholders or as a matter of law or otherwise.

     Section 2. Insurance. The Corporation may purchase or maintain insurance on behalf of any Corporate Functionary against any liability asserted against him and incurred by him in such a capacity or arising out of his status as a Corporate Functionary, whether or not the Corporation would have the power to indemnify him against the liability under the Act or these Bylaws; provided, however, that if the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the corporation. Without limiting the power of the Corporation to procure or maintain any kind of insurance or arrangement, the Corporation may, for the benefit of persons indemnified by the Corporation, (i) create a trust fund, (ii) establish any form of self-insurance, (iii) secure its indemnification obligation by grant of any security interest or other lien on the assets of the Corporation or (iv) establish a letter of credit, guaranty or surety arrangement. Any such insurance or other arrangement may be procured, maintained or established within the Corporation or its affiliates or with any insurer or other person deemed appropriate by the Board of Directors of the Corporation regardless of whether all or part of the stock or other securities thereof are owned in whole or in part by the Corporation. In the absence of fraud, the judgment of the Board of Directors of the Corporation as to the terms and conditions of such insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive, and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in approving such insurance or other arrangement shall be beneficiaries thereof.


                                 ARTICLE VIII

                              GENERAL PROVISIONS

     Section 1. Distributions and Share Dividends. Distributions or share dividends to the shareholders of the Corporation, subject to the provisions of the Act and the Articles of Incorporation and any agreements or obligations of the Corporation, if any, may be declared by the Board of Directors at any regular or special. meeting. Distributions may be declared and paid in cash or in property (other than shares or rights to acquire shares of the Corporation), provided that all such declarations and payments of distributions, and all declarations and issuances of share dividends, shall be in strict compliance with all applicable laws and the Articles of Incorporation.

     Section 2. Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the Board of Directors from time to time, in its discretion, deems proper to provide for contingencies, or to equalize distributions or share dividends, or to repair or maintain any property of the Corporation, or for such other proper purpose as the Board shall deem beneficial to the Corporation, and the Board may increase, decrease or abolish any reserve in the same manner in which it was created.

     Section 3. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

     Section 4. Seal. The Corporation shall have a seal which may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced. Any officer of the Corporation shall have authority to affix the seal to any document requiring it.

     Section 5. Resignation. Any director, officer or agent of the Corporation may resign by giving written notice to the President or the Secretary. The resignation shall take effect at the time specified therein, or immediately if no time is specified therein. Unless specified in such notice, the acceptance of such resignation shall not be necessary to make it effective.

                                  ARTICLE IX

                             AMENDMENTS TO BYLAWS

     Unless otherwise provided by the Articles of Incorporation of the Corporation, these Bylaws may be amended or repealed, or new Bylaws may be adopted, by the affirmative vote of either (a) the holders of at least 80% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, or (b) the majority of the directors present at any meeting of the Board of Directors of the Corporation at which a quorum is present.